UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  September 29, 2014

VITAE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36617 (Commission File Number)	04-3567753 (I.R.S. Employer Identification Number)

502 West Office Center Drive

Fort Washington, PA 19034

(215) 461-2000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restatement of Certificate of Incorporation and Bylaws

On September 29, 2014, Vitae Pharmaceuticals, Inc. (the “Company”) filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware and adopted amended and restated bylaws (the “Restated Bylaws”). The Company’s board of directors previously approved the Restated Certificate and Restated Bylaws to be adopted in connection with the completion of the Company’s initial public offering (the “Offering”). A summary of certain provisions of the Restated Certificate and Restated Bylaws are set forth in the section titled “Description of Capital Stock” in the prospectus filed by the Company on September 24, 2014 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, which summary is hereby incorporated by reference herein.

Copies of the Restated Certificate and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On September 29, 2014, the Company issued a press release announcing the closing of the Offering, in which the Company sold an aggregate of 6,875,000 shares of common stock at an initial public offering price of $8.00 per share, before deducting the underwriting commissions and discounts. The aggregate net proceeds to the Company are approximately $48.4 million, after deducting underwriting commissions and discounts and the estimated offering expenses payable by the Company. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 1,031,250 shares of common stock to cover over-allotments, if any, at the initial public offering price.

Stifel and BMO Capital Markets acted as joint book-running managers and JMP Securities and Wedbush PacGrow Life Sciences acted as co-managers for the Offering.

A copy of the Company’s press release announcing the completion of the Offering is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Vitae Pharmaceuticals, Inc.
3.2

Amended and Restated Bylaws of Vitae Pharmaceuticals, Inc. (filed as Exhibit 3.4 to Vitae Pharmaceuticals’ Registration Statement on Form S-1 (SEC File No. 333-198090), as filed on August 8, 2012 and incorporated herein by reference)

99.1	Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAE PHARMACEUTICALS, INC.

Date: September 29, 2014	By:	/s/ Jeffrey S. Hatfield
Jeffrey S. Hatfield
Chief Executive Officer

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